SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2004

Merchants and Manufacturers Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation or organization)	39-1413328 (I.R.S. employer identification number)

Commission file number: 0-21292

19105 West Capitol Drive
Brookfield, WI 53045
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (262) 790-2120

Item 7.  Financial Statements and Exhibits.

(a)   Not Applicable

(b)   Not Applicable

(c)   Exhibits.

Exhibit Number	Description of Exhibits

99	Registrant’s April 30, 2004 press release announcing its 2004 first quarter earnings

Item 12.  Results of Operations and Financial Condition.

On April 30, 2004, the Registrant issued a press release announcing its 2004 first quarter earnings. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exhange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Merchants and Manufacturers Bancorporation, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 30th day of April 2004.

MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
(Registrant)

Dated: April 30, 2004       By: /s/ James C. Mroczkowski__________________
               James C. Mroczkowski
               Executive Vice President & Chief Financial Officer
               (Principal Financial and Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99	Registrant’s April 30, 2004 press release announcing its 2004 first quarter earnings

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